Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Symbotic Inc. (the “Company”) for the fiscal quarter ended June 24, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Ernst, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 2, 2023	By:	/s/ Thomas Ernst
Thomas Ernst
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.